Exhibit 99.15

Discussion MaterialsNovember 13, 2015Project Island

Table of ContentsI. Existing Offers – Comparative Analysis and Potential Alternative ScenariosII. Structured Buyback – Potential Alternative Scenarios AnalysisThis document and any other materials accompanying this document (collectively, the “Materials”) are provided for general informational purposes only. By accepting any Materials, the recipient acknowledges and agrees to keep the Materials confidential and not to distribute the Materials to any other party. ©2015 Wells Fargo. All Rights Reserved.Project Island

Existing Offers – Comparative Analysis and PotentialAlternative Scenarios

Existing Offers – Comparative Analysis and Potential Alternative Scenarios($ in millions USD, except per share data)Tahiti Offers Potential Alternative Scenarios Barbados Offers 17th Sept 2nd Nov 4th Nov 14th Oct Revised Assumed $ Premium to EEV per Share Revised Offer Offer Offer Offer$0.00 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $4.67 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Pro Forma Barbados Equity Ownership 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x 19.175x Pro Forma Tahiti Shares 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.0 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $8.3 Plus Additional Cash Consideration from Tahiti $0.0 $13.6 $20.4 $27.2 $34.0 $40.8 $54.5 $68.1 $81.7 $95.3 $133.6 Net Cash to Barbados Shareholders $44.4 $58.0 $64.8 $71.6 $78.4 $85.2 $98.9 $112.5 $126.1 $139.7 $178.0 Cash Consideration per Share of Barbados $1.63 $2.13 $2.38 $2.63 $2.88 $3.13 $3.63 $4.13 $4.63 $5.13 $6.30 Implied Total Consideration (Assuming ADRs trade at Par) $616.3 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $750.0 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $22.64 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $27.31 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $4.55 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $9.22 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 25.1% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 51.0% $ Premium to EEV per Share ($22.64) $0.00 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $4.67 % Premium to EEV per Share ($22.64) 0.0% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 20.6% Pro Forma Tahiti Cash 307.9 293.4 286.2 278.9 271.7 264.5 250.0 235.5 221.0 206.5 166.0 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² 0.0% (0.0%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.2%) (0.2%) (0.3%) (0.4%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 4

Structured Buyback – Potential Alternative Scenarios Analysis

Structured Buyback Scenarios – Assumed 57% Pro Forma Ownership($ in millions USD, except per share data)Tahiti Offers Structured Buyback Scenarios Barbados Offers2nd Nov 4th Nov Revised Assumed $ Premium to EEV per Share Revised Offer Offer $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 495.862 495.862 495.862 495.862 495.862 495.862 495.862 495.862 495.862 522.080 Pro Forma Barbados Equity Ownership 58.3% 57.0% 57.0% 57.0% 57.0% 57.0% 57.0% 57.0% 57.0% 57.0% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 18.212x 18.212x 18.212x 18.212x 18.212x 18.212x 18.212x 18.212x 18.212x 19.175x Pro Forma Tahiti Shares 896.152 869.933 869.933 869.933 869.933 869.933 869.933 869.933 869.933 869.933 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $543.2 $543.2 $543.2 $543.2 $543.2 $543.2 $543.2 $543.2 $543.2 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $19.95 $19.95 $19.95 $19.95 $19.95 $19.95 $19.95 $19.95 $19.95 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.9 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $6.1 Plus Additional Cash Consideration from Tahiti $13.6 $42.3 $49.1 $55.9 $62.8 $69.6 $83.2 $96.8 $110.4 $124.0 $95.3 Net Cash to Barbados Shareholders $58.0 $86.7 $93.5 $100.4 $107.2 $114.0 $127.6 $141.2 $154.8 $168.4 $139.7 Cash Consideration per Share of Barbados $2.13 $3.19 $3.44 $3.69 $3.94 $4.19 $4.69 $5.19 $5.69 $6.19 $5.13 Implied Total Consideration (Assuming ADRs trade at Par) $630.0 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $711.6 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $23.14 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $26.14 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $5.05 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $8.05 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 27.9% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 44.5% $ Premium to EEV per Share ($22.64) $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 % Premium to EEV per Share ($22.64) 2.2% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 15.5% Pro Forma Tahiti Cash 293.4 264.7 257.5 250.2 243.0 235.7 221.3 206.8 192.3 177.8 206.5 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² (0.0%) 2.9% 2.9% 2.9% 2.8% 2.8% 2.8% 2.7% 2.7% 2.7% (0.3%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 6

Structured Buyback Scenarios – Assumed 56% Pro Forma Ownership($ in millions USD, except per share data)Tahiti Offers Structured Buyback Scenarios Barbados Offers2nd Nov 4th Nov Revised Assumed $ Premium to EEV per Share Revised Offer Offer $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 476.091 476.091 476.091 476.091 476.091 476.091 476.091 476.091 476.091 522.080 Pro Forma Barbados Equity Ownership 58.3% 56.0% 56.0% 56.0% 56.0% 56.0% 56.0% 56.0% 56.0% 56.0% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 17.486x 17.486x 17.486x 17.486x 17.486x 17.486x 17.486x 17.486x 17.486x 19.175x Pro Forma Tahiti Shares 896.152 850.162 850.162 850.162 850.162 850.162 850.162 850.162 850.162 850.162 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $521.6 $521.6 $521.6 $521.6 $521.6 $521.6 $521.6 $521.6 $521.6 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $19.16 $19.16 $19.16 $19.16 $19.16 $19.16 $19.16 $19.16 $19.16 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.9 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $6.1 Plus Additional Cash Consideration from Tahiti $13.6 $64.0 $70.8 $77.6 $84.4 $91.2 $104.8 $118.4 $132.1 $145.7 $95.3 Net Cash to Barbados Shareholders $58.0 $108.4 $115.2 $122.0 $128.8 $135.6 $149.2 $162.9 $176.5 $190.1 $139.7 Cash Consideration per Share of Barbados $2.13 $3.98 $4.23 $4.48 $4.73 $4.98 $5.48 $5.98 $6.48 $6.98 $5.13 Implied Total Consideration (Assuming ADRs trade at Par) $630.0 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $711.6 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $23.14 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $26.14 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $5.05 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $8.05 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 27.9% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 44.5% $ Premium to EEV per Share ($22.64) $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 % Premium to EEV per Share ($22.64) 2.2% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 15.5% Pro Forma Tahiti Cash 293.4 243.0 235.8 228.6 221.3 214.1 199.6 185.1 170.7 156.1 206.5 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² (0.0%) 5.2% 5.2% 5.2% 5.2% 5.2% 5.1% 5.1% 5.0% 5.0% (0.3%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 7

Structured Buyback Scenarios – Assumed 55% Pro Forma Ownership($ in millions USD, except per share data)Tahiti Offers Structured Buyback Scenarios Barbados Offers2nd Nov 4th Nov Revised Assumed $ Premium to EEV per Share Revised Offer Offer $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 457.198 457.198 457.198 457.198 457.198 457.198 457.198 457.198 457.198 522.080 Pro Forma Barbados Equity Ownership 58.3% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 55.0% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 16.792x 16.792x 16.792x 16.792x 16.792x 16.792x 16.792x 16.792x 16.792x 19.175x Pro Forma Tahiti Shares 896.152 831.270 831.270 831.270 831.270 831.270 831.270 831.270 831.270 831.270 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $500.9 $500.9 $500.9 $500.9 $500.9 $500.9 $500.9 $500.9 $500.9 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $18.40 $18.40 $18.40 $18.40 $18.40 $18.40 $18.40 $18.40 $18.40 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.9 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $6.1 Plus Additional Cash Consideration from Tahiti $13.6 $84.7 $91.5 $98.3 $105.1 $111.9 $125.5 $139.1 $152.8 $166.4 $95.3 Net Cash to Barbados Shareholders $58.0 $129.1 $135.9 $142.7 $149.5 $156.3 $169.9 $183.5 $197.2 $210.8 $139.7 Cash Consideration per Share of Barbados $2.13 $4.74 $4.99 $5.24 $5.49 $5.74 $6.24 $6.74 $7.24 $7.74 $5.13 Implied Total Consideration (Assuming ADRs trade at Par) $630.0 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $711.6 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $23.14 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $26.14 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $5.05 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $8.05 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 27.9% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 44.5% $ Premium to EEV per Share ($22.64) $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 % Premium to EEV per Share ($22.64) 2.2% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 15.5% Pro Forma Tahiti Cash 293.4 222.3 215.1 207.9 200.6 193.4 178.9 164.4 150.0 135.4 206.5 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² (0.0%) 7.6% 7.5% 7.5% 7.5% 7.5% 7.5% 7.4% 7.4% 7.3% (0.3%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 8

Structured Buyback Scenarios – Assumed 53% Pro Forma Ownership($ in millions USD, except per share data)Tahiti Offers Structured Buyback Scenarios Barbados Offers2nd Nov 4th Nov Revised Assumed $ Premium to EEV per Share Revised Offer Offer $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 421.825 421.825 421.825 421.825 421.825 421.825 421.825 421.825 421.825 522.080 Pro Forma Barbados Equity Ownership 58.3% 53.0% 53.0% 53.0% 53.0% 53.0% 53.0% 53.0% 53.0% 53.0% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 15.493x 15.493x 15.493x 15.493x 15.493x 15.493x 15.493x 15.493x 15.493x 19.175x Pro Forma Tahiti Shares 896.152 795.896 795.896 795.896 795.896 795.896 795.896 795.896 795.896 795.896 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $462.1 $462.1 $462.1 $462.1 $462.1 $462.1 $462.1 $462.1 $462.1 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $16.97 $16.97 $16.97 $16.97 $16.97 $16.97 $16.97 $16.97 $16.97 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.9 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $6.1 Plus Additional Cash Consideration from Tahiti $13.6 $123.4 $130.3 $137.1 $143.9 $150.7 $164.3 $177.9 $191.5 $205.1 $95.3 Net Cash to Barbados Shareholders $58.0 $167.8 $174.7 $181.5 $188.3 $195.1 $208.7 $222.3 $235.9 $249.5 $139.7 Cash Consideration per Share of Barbados $2.13 $6.16 $6.41 $6.66 $6.91 $7.16 $7.66 $8.16 $8.66 $9.16 $5.13 Implied Total Consideration (Assuming ADRs trade at Par) $630.0 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $711.6 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $23.14 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $26.14 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $5.05 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $8.05 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 27.9% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 44.5% $ Premium to EEV per Share ($22.64) $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 % Premium to EEV per Share ($22.64) 2.2% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 15.5% Pro Forma Tahiti Cash 293.4 183.6 176.4 169.1 161.9 154.6 140.1 125.7 111.2 96.7 206.5 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² (0.0%) 12.2% 12.2% 12.2% 12.2% 12.2% 12.1% 12.1% 12.0% 12.0% (0.3%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 9

Structured Buyback Scenarios – Assumed 51% Pro Forma Ownership($ in millions USD, except per share data)Tahiti Offers Structured Buyback Scenarios Barbados Offers2nd Nov 4th Nov Revised Assumed $ Premium to EEV per Share Revised Offer Offer $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 Consideration to Barbados Current Tahiti Shares Outstanding 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 896.152 Tahiti Shares Owned by Barbados 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 522.080 Existing Barbados Ownership of Tahiti 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% 58.3% ADRs Issued to Barbados 522.080 389.340 389.340 389.340 389.340 389.340 389.340 389.340 389.340 389.340 522.080 Pro Forma Barbados Equity Ownership 58.3% 51.0% 51.0% 51.0% 51.0% 51.0% 51.0% 51.0% 51.0% 51.0% 58.3% Barbados Shares Outstanding 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 27.227 Implied Exchange Ratio 19.175x 14.300x 14.300x 14.300x 14.300x 14.300x 14.300x 14.300x 14.300x 14.300x 19.175x Pro Forma Tahiti Shares 896.152 763.411 763.411 763.411 763.411 763.411 763.411 763.411 763.411 763.411 896.152 Tahiti Share Price (in USD)1 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 $1.10 Implied Equity Consideration (Assuming ADRs trade at Par) $571.9 $426.5 $426.5 $426.5 $426.5 $426.5 $426.5 $426.5 $426.5 $426.5 $571.9 Implied Tahiti Equity Consideration per Share of Barbados (Assuming ADRs trade at Par) $21.01 $15.67 $15.67 $15.67 $15.67 $15.67 $15.67 $15.67 $15.67 $15.67 $21.01 Initial Barbados Cash $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 $60.5 Less Cash Settled SARs/Options by Barbados $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 $16.1 Plus Cash Used to Settle SARs/Options at Premium by Tahiti 3 $0.9 $0.9 $1.3 $1.7 $2.2 $2.6 $3.5 $4.4 $5.2 $6.1 $6.1 Plus Additional Cash Consideration from Tahiti $13.6 $159.0 $165.8 $172.6 $179.5 $186.3 $199.9 $213.5 $227.1 $240.7 $95.3 Net Cash to Barbados Shareholders $58.0 $203.4 $210.2 $217.0 $223.9 $230.7 $244.3 $257.9 $271.5 $285.1 $139.7 Cash Consideration per Share of Barbados $2.13 $7.47 $7.72 $7.97 $8.22 $8.47 $8.97 $9.47 $9.97 $10.47 $5.13 Implied Total Consideration (Assuming ADRs trade at Par) $630.0 $630.0 $636.8 $643.6 $650.4 $657.2 $670.8 $684.4 $698.0 $711.6 $711.6 Implied Total Consideration per Share of Barbados (Assuming ADRs trade at Par) $23.14 $23.14 $23.39 $23.64 $23.89 $24.14 $24.64 $25.14 $25.64 $26.14 $26.14 $ Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) $5.05 $5.05 $5.30 $5.55 $5.80 $6.05 $6.55 $7.05 $7.55 $8.05 $8.05 % Implied Premium to Barbados' One Day Stock Price Assuming ADRs trade at Par ($18.09) 27.9% 27.9% 29.3% 30.7% 32.0% 33.4% 36.2% 39.0% 41.7% 44.5% 44.5% $ Premium to EEV per Share ($22.64) $0.50 $0.50 $0.75 $1.00 $1.25 $1.50 $2.00 $2.50 $3.00 $3.50 $3.50 % Premium to EEV per Share ($22.64) 2.2% 2.2% 3.3% 4.4% 5.5% 6.6% 8.8% 11.0% 13.3% 15.5% 15.5% Pro Forma Tahiti Cash 293.4 148.0 140.8 133.5 126.3 119.0 104.6 90.1 75.6 61.1 206.5 Debt 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 235.9 2016E GAAP EPS Accretion / (Dilution)² (0.0%) 16.9% 16.9% 16.9% 16.8% 16.8% 16.8% 16.7% 16.7% 16.6% (0.3%)Source: Capital IQ, Company filings and Wall Street research; Market data as of 11/12/15Note: “EEV” defined as Economic Equivalent Value; Excludes potential purchase accounting implications of merger 1 Based on exchange rate of 32.770 NTD per USD2 Assumes marginal tax rate of 20.0% and interest on cash of 0.3%3 Assumes additional cash needed to settle SARs and options at a premium to EEV is paid from Tahiti cashProject Island 10

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